SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
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☒	Definitive Information Statement

TELEPLUS WORLD, CORP.

(Name of Company as Specified In Its Charter)

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NOTICE TO SHAREHOLDERS
DATED:   October 8, 2007

TELEPLUS WORLD, CORP.
6101 Blue Lagoon Drive, Suite 450
Miami, Florida 33126

We are furnishing an information  statement (the "Information  Statement") to  the shareholders  of  TelePlus World, Corp.,  a  Nevada  corporation  (the "Company"), with  respect to certain  corporate  actions of the  Company.  This information statement is first being provided to shareholders on or about October 8, 2007.

The corporate action involved one Proposal (the "Proposal"):

To  approve an  amendment  to  the   Company's   Articles  of Incorporation to increase the authorized shares of the Company from 600,000,000 to 1,500,000,000.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MARIUS SILVASAN

DIRECTOR AND CHIEF EXECUTIVE OFFICER

Miami, Florida

October 8, 2007

TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT	4

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?	4

WHO IS ENTITLED TO NOTICE?	4

WHAT CORPORATE MATTERS DID THE PRINCIPAL SHAREHOLDERS VOTE FOR AND HOW HAVE THEY VOTED?	5

WHAT VOTE WAS REQUIRED TO APPROVE THE PROPOSALS	5

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS	5

PROPOSAL - AMENDMENT TO THE ARTICLES OF INCORPORATION	7

PURPOSE OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION	7

DESCRIPTION OF SECURITIES	7

COMMON STOCK	7

PREFERRED STOCK	7

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS	8

COMPANY CONTACT INFORMATION	9

SIGNATURES	9

ATTACHMENT A - CERTIFICATE OF AMENDMENT	10

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATION PURPOSES ONLY AS IT DESCRIBES CORPORATE ACTIONS TAKEN.

TELEPLUS WORLD, CORP.
6101 Blue Lagoon Drive, Suite 450
Miami, Florida 33126

786-594-3939

INFORMATION STATEMENT
OCTOBER 8, 2007

This information statement contains information related to corporate actions of TelePlus World, Corp., a Nevada corporation (the "Company"), and is expected to be mailed to shareholders commencing on or about October 8, 2007.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This information  statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Company's  shareholders as of the close of  business on the Record Date of August 7, 2007 (“Record Date”) of corporate  action  taken pursuant to the consents or authorizations of  the Shareholders of the Company. This information statement is first being provided to shareholders on or about October 8, 2007.

The corporate action involved one proposal (the "Proposal"):

1. To approve an amendment to the Company's  Articles  of Incorporation to increase the authorized shares of the Company from 600,000,000 to 1,500,000,000.

Written consents of shareholders owning at least a majority of the issued and outstanding shares were required to approve the Proposal. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the other minority shareholders in connection with the Proposal is required.

WHO IS ENTITLED TO NOTICE?

Each beneficial owner of outstanding  shares of  common  stock as of record on the close of business August 7, 2007, is entitled to receive this notice of the action approved by Shareholders pursuant to Shareholder consents or authorizations.

WHAT CORPORATE  MATTERS DID THE SHAREHOLDERS  VOTE FOR AND HOW HAVE THEY VOTED?

On August 10, 2007, the Company filed with the SEC a Schedule 14A Preliminary Proxy Statement followed by a Definitive Proxy Statement on August 24, 2007 indicating it intended on seeking Shareholder consents for the Proposal (“Proxy Statement”). Commencing on August 24, 2007, the Company began sending the Proxy Statement to all Shareholders of the Record Date seeking their consent for the Proposal. The Shareholders had until 11:59PM on September 26, 2007 in which to consent. The final tally indicated that a majority of Shareholders, 68.5% of the outstanding voting stock of the Company, voted in favor of the Proposal.

WHAT VOTE WAS REQUIRED TO APPROVE THE PROPOSAL?

THE TOTAL VOTING SHARES WERE AS FOLLOWS:

As of August 7, 2007:  146,930,329 shares of Common Stock were outstanding.

AS OF SEPTEMBER 26, 2007, 68.5% OF SHAREHOLDERS ENTITLED TO VOTE HAVE GIVEN THEIR WRITTEN CONSENT AS PROVIDED UNDER NEVADA LAW FOR THE RATIFICATION OF THE PROPOSAL.

ACCORDINGLY, THE COMPANY IS NOT SOLICITING WRITTEN CONSENTS OR PROXIES FROM ANY OTHER SHAREHOLDERS UNDER THIS INFORMATION STATEMENT.

Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Shareholders. The Proxy Statement solicited the consents of the Shareholders to approve the Proposal. No action by the other minority shareholders in connection with the Proposals is required.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The following tables set forth the ownership, as of the date of this Information Statement, of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, our directors, and our executive officers and directors as a group.  To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are not any pending or anticipated arrangements that may cause a change in control.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within 60 days through the conversion or exercise of any convertible security, warrant, option or other right.

More than one person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our Common Stock listed below have sole voting and investment power with respect to the shares shown.  The business address for all persons listed below is 6101 Blue Lagoon Drive, Suite 450, Miami, Florida 33126.

As of the Record Date there were 146,930,329 issued and outstanding shares of Common Stock of the Company. Unless otherwise indicated, the address for each person below is 6101 Blue Lagoon Drive, Suite 450, Miami, Florida 33126.

Name	Title of Class	Shares Owned Beneficially (1)	% of Ownership Beneficially

Marius Silvasan	Common	57,966,900 (2)(3)	39.4%

Nicholas Shamy	Common	758,375	*

Cris M. Neely	Common	0	0%

Michael Karpheden	Common	153,000	*

Hakan Wretsell	Common	137,000	*

Gordon Chow	Common	50,000	*

Carlos Cardelle	Common	136,111(4)	*
All Officers and Directors as a Group (seven (7) individuals)		59,201,386	40.2%
_______________________
* Represents less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days as of the Record Date are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Note that affiliates are subject to Rule 144 and insider trading regulations - percentage computation is for form purposes only.

(2)	Shares are beneficially owned through Visioneer Holdings Group, Inc., which is owned and controlled by Marius Silvasan.
(3)
Includes options to purchase 7,750,000 shares of common stock, of which (i) 750,000 shares at an exercise price of $0.21; (ii) 1,000,000 shares at an exercise price of $0.22; (iii) 1,250,000 shares at an exercise price of $0.23; (iv) 1,500,000 shares at an exercise price of $0.36; (v) 2,000,000 shares at an exercise price of $0.38; (vi) and 1,250,000 shares at an exercise price of $0.40.

(4)	Includes 11,111 shares of common stock and options to purchase 125,000 shares of common stock, which are exercisable within sixty (60) days of the Record Date.

PROPOSAL - AMENDMENT TO THE ARTICLES OF INCORPORATION

The Company's Board of Directors  proposed and approved an  amendment  to  the Company's   Articles  of Incorporation to increase the authorized shares of the Company from 600,000,000 to 1,500,000,000.

PURPOSE OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION

The increase in the number of authorized shares of common stock enables the Company to issue, offer and sell additional shares of common stock, and have sufficient shares available for issuance pursuant to the terms of current outstanding obligations. It will also enable the Company to grant, issue, offer and sell additional options, warrants, convertible debentures and other instruments exercisable for or convertible into shares of common stock in the future. Additional authorized but unissued shares of common stock, and additional options, warrants, convertible debentures and other instruments may be issued at such times and for such consideration as the board of directors may determine to be appropriate. These issuances may be without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or applicable stock exchange policies. Except as set forth herein, as of the date hereof, the Company does not have any specific plans to issue additional securities that would require the amendment to the Company’s Articles of Incorporation.

DESCRIPTION OF SECURITIES

COMMON STOCK

As of the Record Date, the authorized capital stock of the  Company consisted  of 600,000,000 shares of Common Stock, par value $0.001 per share. As of the Record Date, the Company had 146,930,329 shares of Common Stock outstanding. Each share of the Company's common stock entitled the holder to one vote on the Proposal as indicated in the Proxy Statement. There is no cumulative voting. Holders of the Company's Common Stock have no preemptive, conversion or other subscription rights.  There are no redemption or sinking fund provisions available to the Company's Common Stock. In the event of liquidation, dissolution or winding up the Company, the holders of common stock are entitled to share ratably in all assets remaining  after payment of liabilities.  Additional information can be found in our Articles of Incorporation and our Bylaws, which are filed with the Securities and Exchange Commission.

PREFERRED STOCK

We are authorized to issue 10,000,000 shares of Preferred Stock.  2,000,000 had been issued and have been retired leaving 8,000,000 shares authorized but not issued. We presently have no plans to issue any more shares of Preferred Stock. However, Preferred Stock may be issued with preferences and designations as the board of directors may from time to time determine. The Board may, without stockholders approval, issue Preferred Stock with voting, dividend, liquidation and conversion rights that could dilute the voting strength of our Common Stockholders and may assist management in impeding and unfriendly takeover or attempted changes in control.

There are no restrictions on our ability to repurchase or reclaim our preferred shares while there is any arrearage in the payment of dividends on our Preferred Stock.

The issuance of authorized but unissued stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our board of directors' desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. Management might use the additional shares to resist or frustrate such a third party transaction providing an above market premium that is favored by a majority of the independent shareholders.

We have no present intention to use the increased authorized Common Stock for anti-takeover purposes, nor is the proposed amendment in response to any effort by any person or group to accumulate our stock or to obtain control of us by any means. The proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of Incorporation or bylaws as in effect on the date hereof. However, the issuance of additional shares of Common Stock would increase the number of shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations or information statements.  Further, the Company does not have any plans or proposals to adopt provisions  or enter into  agreements and there are no provisions in any existing agreements, including but not limited to our articles, bylaws, employment agreements or credit agreements, that may have material anti-takeover consequences.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders.  The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the  information statement  by sending a written  request to the Company below; or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number listed below to request either separate copies or a single copy for a single address for all future information statements and annual reports.

COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

Teleplus World, Corp.
6101 Blue Lagoon Drive
Suite 450
Miami, Florida 33126
Phone: (786) 594-3927
Fax: (786) 594-3930

SIGNATURE

/s/ Marius Silvasan
Marius Silvasan, CEO

Attachment A

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
TELEPLUS WORLD, CORP.

The undersigned, being the Chief Executive Officer and Chief Financial Officer of TelePlus World, Corp (the "Company"), hereby declares that the original Articles of Incorporation of the Company was filed with the Secretary of State of the State of Nevada on April 16, 1999. The majority of the stockholders of the Company, acting by written consent in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law, consent to and voted for the following amendment to the Articles of Incorporation:

IV. This Corporation is authorized to issue two classes of shares, to be designated respectively common shares and preferred shares. The total authorized common shares of stock for this corporation is ONE BILLION FIVE HUNDRED MILLION (1,500,000,000) shares, each share having $0.001 par value. The total authorized preferred shares for this corporation is TEN MILLION (10,000,000) shares, each share having $0.01 par value. No stock of this Corporation shall be subject to assessment and no holder of any share or shares shall have preemptive rights to subscribe to any or all issues of shares or other securities of this corporation.

The undersigned, being the Chief Executive Officer and Chief Financial Officer of TelePlus World, Corp., hereby declares and certify that the facts stated herein are true and, accordingly, have hereunto set their hands this 27th day of September, 2007.

By: /s/ Marius Silvasan Name: Marius Silvasan Title: Chief Executive Officer

By: /s/ Cris M. Neely Name: Cris M. Neely Title: Chief Financial Officer